                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21651
                                    ----------

                              The Drake Funds Trust
                               ------------------
               (Exact name of registrant as specified in charter)

               660 Madison Avenue, 16th Floor, New York, NY 10065
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Steven J. Luttrell
               660 Madison Avenue, 16th Floor, New York, NY 10065
 -------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 756-1200
                                                    --------------

Date of fiscal year end: October 31, 2007
                         ----------------

Date of reporting period: October 31, 2007
                          ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. REPORTS TO STOCKHOLDERS.

                                                       DRAKE FUNDS TRUST


                                                       ANNUAL REPORT




                                                       October 31, 2007



                                                              (DRAKE FUNDS LOGO)

This material is authorized for use only when preceded or accompanied by the current prospectus for The Drake Funds Trust (the "Trust"). Investors should consider the investment objectives, risks, charges and expenses of any fund of the Trust carefully before investing. This and other information is contained in the Trust's prospectus. Please read the prospectus carefully before you invest or send money.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
PRESIDENT'S LETTER......................................................     2

MANAGEMENT DISCUSSION AND ANALYSIS......................................     3

SCHEDULE OF INVESTMENTS.................................................    11

STATEMENTS OF ASSETS AND LIABILITIES....................................    26

STATEMENTS OF OPERATIONS................................................    27

STATEMENTS OF CHANGES IN NET ASSETS.....................................    28

FINANCIAL HIGHLIGHTS....................................................    30

NOTES TO FINANCIAL STATEMENTS...........................................    32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................    40

OTHER INFORMATION.......................................................    41

SHAREHOLDER FEE EXAMPLE.................................................    42

INFORMATION CONCERNING TRUSTEES AND OFFICERS............................    43



STATEMENTS IN THE ANNUAL REPORT THAT REFLECT PROJECTIONS OR EXPECTATIONS OF FUTURE FINANCIAL OR ECONOMIC PERFORMANCE OF THE FUNDS AND OF THE MARKET IN GENERAL AND STATEMENTS OF THE FUNDS' PLANS AND OBJECTIVES FOR FUTURE OPERATIONS ARE FORWARD-LOOKING STATEMENTS. NO ASSURANCE CAN BE GIVEN THAT ACTUAL RESULTS OR EVENTS WILL NOT DIFFER MATERIALLY FROM THOSE PROJECTED, ESTIMATED, ASSUMED OR ANTICIPATED IN ANY SUCH FORWARD-LOOKING STATEMENTS. IMPORTANT FACTORS THAT COULD RESULT IN SUCH DIFFERENCES, IN ADDITIONAL TO OTHER FACTORS NOTED WITH SUCH FORWARD-LOOKING STATEMENTS, INCLUDE, WITHOUT LIMITATION, GENERAL ECONOMIC CONDITIONS SUCH AS INFLATION, RECESSION, AND INTEREST RATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE INFORMATION QUOTED IN THIS ANNUAL REPORT REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. (AN INVESTOR MAY OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY VISITING WWW.DRAKEFUNDS.COM.)

THIS ANNUAL REPORT WAS FIRST DISTRIBUTED TO SHAREHOLDERS ON OR ABOUT DECEMBER 31, 2007.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                                          LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to present you the Drake Funds Trust's third annual report for the year ended October 31, 2007. This report includes a management analysis of the market environment during the period and detailed information pertaining to the Drake Total Return Fund and the Drake Low Duration Fund's performance, holdings, and financial highlights. As of October 31, 2007, the net asset value of the Trust was approximately $50 million.

Heading into 2007, market stability and a healthy risk appetite reflected the better than expected growth scenario in the U.S. However, this positive outlook changed in the second half of the year in response to the rapid deterioration of the U.S. housing market. The remainder of the year has been categorized by a liquidity squeeze and accompanying flight-to-quality, driving an extended sell-off in risk assets and a wholesale depreciation of the U.S. dollar. Provided on the following pages are specific details regarding each fund's investment performance and a review of the principal factors that impacted returns during the fiscal year.

We thank you for investing in the Drake Funds Trust and supporting our firm. Drake will continue to work hard and seek to meet each fund's investment objectives through innovative approaches within a risk-controlled framework. Please visit our website www.drakefunds.com or contact us at 1-866-372-5338 for additional information.

Sincerely,

/s/ Steven J. Luttrell

Steven J. Luttrell
President and Principal Executive Officer
Drake Funds Trust
October 31, 2007

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------

                          ECONOMIC COMMENTARY

                          The first half of 2007 was characterized by a positive U.S. growth outlook, increasing investor risk appetite, and relative market stability. However, early signs of a subprime collapse brought extreme volatility to most market sectors around mid-year as existing housing market related fears came to fruition. Deteriorating performance within the U.S. subprime mortgage arena spilled into other market sectors, leading to a liquidity squeeze across global capital markets and forcing the major central banks to intervene. In response, risk aversion increased across markets causing equities and fixed income yields to fall and a wholesale depreciation of the dollar.

                          Economic data released in late 2006 suggested that U.S. growth momentum would be better than had previously been expected, allaying fears of a housing-led slowdown. However, in the first quarter of this year it became evident that the economy would slow and that the Federal Open Market Committee ("FOMC") would likely be on hold in the short term. As a result, financial markets remained stable, investor risk appetites rose, term premia decreased, high-yielding currencies outperformed their lower-yielding counterparts, and spreads tightened. Mid-year brought dramatic change to the market landscape after subprime related assets showed signs of a collapse, renewing fears of a housing-led economic slowdown. After liquidity conditions worsened and contagion fears increased through the summer months, the FOMC was forced to act, injecting excess reserves into the financial system and cutting the discount rate by 50 basis points ("bps") during August in an attempt to quell extreme money market volatility. In addition, the federal funds target rate was cut by a total of 75 bps following lower-than-expected housing and payroll data suggesting that the worst of the subprime fallout was not over.

                          The ensuing global liquidity crisis drove investors out of risk assets and into sovereign bonds, pushing 10-year U.S. Treasury yields down from a peak of 5.22 percent in June, and into an extremely volatile range through the remainder of the year before settling at
                          4.47 percent on October 31st, down 13 bps year-over-year. Risk-averse investors also unwound the carry trade, forcing the dollar to depreciate by 11 percent from mid-year levels, and 3 percent year-over-year, on a trade weighted basis.

                          Despite slowing U.S. growth, European economic data exceeded expectations through the first half of the year. In response to robust growth numbers, the European Central Bank ("ECB") raised its benchmark interest rate by 75 bps over three consecutive meetings. Though the ECB maintained a tightening bias after the June rate hike, exposure to the U.S. subprime market caused severe financial stress for several major European financial institutions and the bank was forced to intervene to support liquidity and restore confidence in short-term money markets. Ensuing tighter credit conditions and euro appreciation prompted expectations for weaker business and consumer sentiment data in the future, however persistently high inflation figures have diminished the likelihood of a rate cut in the short term. Subprime related issues also forced central bank action in the UK as the Bank of England ("BoE") stepped in as the lender of last resort to one of the nation's largest mortgage lenders, emphasizing that money market dislocations had become severe enough to require intervention.

                                                               DRAKE FUNDS TRUST

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                          As a result, expectations for BoE rate hikes before
                          year end were erased and rate cuts were priced into the markets.

                          Long-standing market expectations for a rate hike in Japan were realized in February when the Bank of Japan ("BoJ") raised policy rates by 25 bps to 0.50 percent. Data through mid-year continued to indicate above-trend economic growth with the consensus calling for rising inflation driven by a robust corporate sector and strong labor conditions. Deteriorating conditions in the U.S. pushed back the timeframe for further rate hikes and drove Japanese government bond ("JGB") yields and equities down. Although Japanese policy makers remain confident that the Japanese economy will not be affected by external developments, the BoJ left its policy rate unchanged at its most recent meeting, retaining a forecast for continued moderate expansion and a gradual pickup in inflation. Year-over-year, ten-year JGB yields fell 11 bps to close the fiscal year at 1.61 percent.

                          SECTOR COMMENTARY

                          In the wake of a broad flight-to-quality scenario, all spread sectors underperformed comparable duration Treasuries over the year ending October 31, 2007. Weighed down by financial institutions with direct exposure to subprime holdings and spread widening, high yield credit underperformed both investment grade corporates and comparable duration Treasuries. For the year, the Lehman Brothers High Yield Index earned -33 bps of excess returns versus Treasuries.

                          Demand for mortgage backed securities (MBS) and structured products also suffered recently, erasing all previous gains and driving performance into negative territory year-to-date. Spreads in the non-agency mortgage market widened as slowing prepayments and higher delinquencies kept investors on the sidelines. For the year, the Lehman Brothers Fixed Rate MBS Index generated -80 bps of excess returns versus comparable duration Treasuries.

                          Fundamentals in the subprime sector have deteriorated throughout the year, picking up speed in recent months. Spreads in the asset backed securities ("ABS") sector are at all-time wide levels, and upcoming resets on subprime mortgages have the potential to cause significant additional stress on collateral performance. Moreover, the commercial mortgage backed securities (CMBS) market has been hurt by contagion issues as spreads in the sector widened, reflecting continued investor concern over underwriting and enhancement requirements as well as general risk aversion. For the year ending October 31(st), the Lehman Brothers ABS and CMBS indices posted excess returns versus comparable duration Treasuries of -199 and -248 bps, respectively.

                          DRAKE TOTAL RETURN FUND PERFORMANCE
                          AND STRATEGY IMPACT

                          For the one-year period from November 1, 2006 through October 31, 2007, the Drake Total Return Fund ("Total Return") returned 4.84% (net of fees and expenses) versus a return of 5.38% for its benchmark, the Lehman Brothers U.S. Aggregate Index.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------




                          Total Return held an overall short duration bias relative to the benchmark through much of the year on the view that the market had overpriced the probability of a housing-led slowdown in the U.S. economy. The Fund's short duration position was pared in recent months, however a residual short position was maintained through fiscal-year end. Additionally, the Fund maintained a tactical underweight in investment grade credit, with an allocation to short duration high yield securities. In the wake of subprime related issues, the Total Return Fund instituted an underweight in financials, complementing the existing modest overweight toward high yield and emerging market credits. Overweight allocations were also held in high quality structured products (with a defensive posture on home equity collateral), non-USD holdings, and explicit currency positions. Total Return's non-USD allocations were diversified across Icelandic and Argentine inflation-linked bonds, Danish mortgages, Mexican short-term swap instruments and Japanese government bonds. In addition to holding non-dollar debt, Total Return actively traded long currency positions in the Japanese yen, Norwegian krone and Swedish krona, with short positions in the U.S. dollar, Canadian dollar and euro. A long Japanese yen versus U.S. dollar position was maintained throughout the year, with a short Canadian dollar versus yen position added in October. Reflecting Drake's bias toward currencies of current account surplus countries, Total Return executed a short dollar position versus both the Norwegian krone and Swedish krona, with an additional long Swedish krona versus euro position added in the fourth quarter.

                          The Fund's Icelandic and Japanese tactical positions, along with an allocation to asset-backed securities, were the dominant contributors to underperformance for the year. The tactical allocation to Icelandic inflation-linked bonds detracted from performance as inflation expectations increased, pushing back the timeframe for future rate cuts. Additionally, the allocation to short-duration, high quality structured products underperformed as subprime woes weighed on the sector's performance. Deteriorating fundamentals in the sector combined with slowing prepayments, negative home price appreciation and tightening credit standards over the last few months have driven spreads wider throughout the asset-backed market. The market for these securities remains weak as fundamentals continue to deteriorate and upcoming resets on subprime mortgages have the potential to cause significant additional stress on collateral performance. A short duration position in Japanese ten-year interest rates also dragged on performance as yields fell by 11 bps on the year.

                          These losses were partially offset by currency positions in the Norwegian krone and Swedish krona. For the year, the Norwegian krone appreciated by more than 20 percent versus the U.S. dollar while the Swedish krona appreciated by more than 13 percent. Additionally, the credit hedge strategy, implemented via an underweight in corporate credit and agency swaps with overweight allocation to high yield credit, contributed positively to the portfolio.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------




                          DRAKE LOW DURATION FUND PERFORMANCE
                          AND STRATEGY IMPACT

                          For the one-year period from November 1, 2006 through October 31, 2007, the Drake Low Duration Fund ("Low Duration") returned 4.84% (net of fees and expenses) versus a return of 5.78% for its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

                          Low Duration held an overall short duration bias relative to the benchmark through much of the year on the view that the market had overpriced the probability of a housing-led slowdown in the U.S. economy. The Fund's short duration position was pared in recent months, however a residual short position was maintained through fiscal-year end. As part of the cash backing strategy of the index replication derivative exposures, a large component of the portfolio's market value was held in high quality structured products (with a defensive posture on home equity collateral). Alpha positions were concentrated outside the U.S. in both fixed income and currency positions. Low Duration's non-U.S. dollar bond allocations were diversified across Icelandic and Argentine inflation-linked bonds, Danish mortgages, Mexican short-term swap instruments and Japanese government bonds. In addition to holding non-dollar debt, Low Duration actively managed long currency positions in the Japanese yen, Norwegian krone and Swedish krona, with short positions in the U.S. dollar, Canadian dollar and euro. A long Japanese yen versus U.S. dollar position was maintained throughout the year, with a short Canadian dollar versus yen position added in October. Reflecting Drake's bias toward currencies of current account surplus countries, Low Duration executed a short dollar position versus both the Norwegian krone and Swedish krona, with an additional long Swedish krona versus euro position added in the fourth quarter.

                          The Fund's Icelandic and Japanese tactical positions, along with an allocation to asset-backed securities, were the dominant contributors to underperformance for the year. The tactical allocation to Icelandic inflation-linked bonds detracted from performance as inflation expectations increased, pushing back the timeframe for future rate cuts. Additionally, the allocation to short-duration, high quality structured products underperformed as subprime woes weighed on the sector's performance. Deteriorating fundamentals in the sector combined with slowing prepayments, negative home price appreciation and tightening credit standards over the last few months have driven spreads wider throughout the asset-backed market. The market for these securities remains weak as fundamentals continue to deteriorate and upcoming resets on subprime mortgages have the potential to cause significant additional stress on collateral performance. A short duration position in Japanese ten-year interest rates also dragged on performance as yields fell by 11 bps on the year.

                          These losses were partially offset by currency positions in the Norwegian krone and Swedish krona. For the year, the Norwegian krone appreciated by more than 20 percent versus the U.S. dollar while the Swedish krone appreciated by more than 13 percent. The Fund's allocation to short maturity high yield credit also contributed positively to performance.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                                          AS OF OCTOBER 31, 2007

PORTFOLIO RISK EXPOSURE(1)

                                   (PIE CHART)

PORTFOLIO SECTOR ALLOCATION(2)
                                   (PIE CHART)


PORTFOLIO SECTOR POSITIONING VS. BENCHMARK

                                     (GRAPH)

(1) Portfolio sector allocations by notional value.

(2) Portfolio sector allocations by market value.


SUMMARY PORTFOLIO
CHARACTERISTICS

-------------------------------------------------------------
                                    LEHMAN
                      DRAKE        BROTHERS
                    PORTFOLIO   U.S. AGGREGATE   DIFFERENCE
-------------------------------------------------------------
  Duration (years)     4.23            4.55          -0.32
-------------------------------------------------------------
  Convexity           -0.81           -0.36          -0.45
-------------------------------------------------------------
  Yield to
  Maturity (%)         4.76            5.26          -0.50
-------------------------------------------------------------
  OAS (bps)              46              72            -26
-------------------------------------------------------------
  Credit Quality       A/A2*        AA1/AA2*
-------------------------------------------------------------


Source: Drake Management & Lehman Brothers

* Average ratings based on ratings issued by S&P and Moodys.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                                          AS OF OCTOBER 31, 2007


INVESTMENT THEMES

- Underweight investment grade credit, favoring beta adjusted credit exposure through high yield securities

- Growing allocation to emerging market corporate debt

- Icelandic and Argentinian inflation linked-bond allocations

- Currency positions in the Japanese yen versus U.S. and Canadian dollar. Currency position in the Swedish krona versus the U.S. dollar and euro

- Short duration position in 10-year Japanese interest rates


PERFORMANCE VS. BENCHMARK

---------------------------------------------------------
                       FISCAL      FISCAL        SINCE
                      Q4 2007*   YEAR 2007*   INCEPTION*
---------------------------------------------------------
  Drake Total
  Return Fund           2.56%       4.84%         4.92%
---------------------------------------------------------
  Lehman Brothers
  U.S. Aggregate        2.91%       5.38%         4.23%
---------------------------------------------------------


To obtain performance information current to the most recent month end please call 1-866-372-5338.

GROWTH OF $5,000,000 SINCE INCEPTION
PERFORMANCE VS. BENCHMARK

                                  (LINE GRAPH)

* - The performance data above represent past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if any applicable taxes were deducted. Fee waivers and expense reimbursements reduced expenses of the Fund and in the absence of such waiver or reimbursement, the performance quoted would be reduced. Annual net operating expenses for the Total Return Fund is 0.43%. Without the fee waivers and expense reimbursements, the annualized gross expense ratio for the period ended October 31, 2007 would be 1.15%.

* - Data as of October 31, 2007. Drake Total Return Fund commenced operations on December 30, 2004. Net performance depicted after deduction of 0.43% for fees and expenses as calculated by the administrator, State Street Bank. Performance over one year is annualized. The Lehman Brothers U.S. Aggregate Index (the "Index"), which has substantially similar composition to the portfolio, may be used for comparison purposes. The Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the Index and the Index does not incur any fees and expenses. The chart assumes reinvestment of dividends and other earnings, where applicable.

                                                         DRAKE LOW DURATION FUND

--------------------------------------------------------------------------------
                                                          AS OF OCTOBER 31, 2007

PORTFOLIO RISK EXPOSURE(1)

                                   (PIE CHART)

PORTFOLIO SECTOR ALLOCATION(2)

                                   (PIE CHART)


ASSET-BACKED SECURITIES BY SECTOR(3)

                                   (PIE CHART)

(1) Portfolio sector allocations by notional value.

(2) Portfolio sector allocations by market value.

(3) Asset-Backed allocations by market value.


SUMMARY PORTFOLIO
CHARACTERISTICS

------------------------------------------------------------
                                 MERRILL LYNCH
                                     1-3 YR
                       DRAKE     U.S. TREASURY
                     PORTFOLIO       INDEX       DIFFERENCE
------------------------------------------------------------
  Duration (years)        1.47        1.67          -0.20
------------------------------------------------------------
  Convexity              -0.10        0.04          -0.14
------------------------------------------------------------
  Yield to Maturity
  (%)                     5.58        3.96           1.62
------------------------------------------------------------
  OAS (bps)                 60          -2             62
------------------------------------------------------------
  Credit Quality      AA-/Aa3*       Gov't
------------------------------------------------------------


Source: Drake Management & Merrill Lynch

* Average rating based on ratings issued by S&P and Moodys.

                                                         DRAKE LOW DURATION FUND

--------------------------------------------------------------------------------
                                                          AS OF OCTOBER 31, 2007



INVESTMENT THEMES

- Significant allocation to ABS, primarily in floating-rate issues

- Favor non-prepayment sensitive collateral

- Credit card allocation in highly liquid BBB-rated securities

- Allocation to higher-yielding, seasoned CMOs

- Currency positions in the Japanese yen versus U.S. and Canadian dollar. Currency position in the Swedish krona versus the U.S. dollar and euro

- Short duration position in 10-year Japanese interest rates


PERFORMANCE VS. BENCHMARK

---------------------------------------------------------
                       FISCAL      FISCAL        SINCE
                      Q4 2007*   YEAR 2007*   INCEPTION*
---------------------------------------------------------
  Drake Low Duration
  Fund                  1.43%       4.84%         4.73%
---------------------------------------------------------
  Merrill Lynch
  1-3 Yr Treasury       2.12%       5.78%         4.26%
---------------------------------------------------------


To obtain performance information current to the most recent month end please call 1-866-372-5338.

GROWTH OF $5,000,000 SINCE INCEPTION
PERFORMANCE VS. BENCHMARK

                                  (LINE GRAPH)

* - The performance data above represent past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if any applicable taxes were deducted. Fee waivers and expense reimbursements reduced expenses of the Fund and in the absence of such waiver or reimbursement, the performance quoted would be reduced. Annual net operating expenses for the Low Duration Fund is 0.43%. Without the fee waivers and expense reimbursements, the annualized gross expense ratio for the period ended October 31, 2007 would be 1.39%.

* - Data as of October 31, 2007. Drake Low Duration Fund commenced operations on May 9, 2005. Net performance depicted after deduction of 0.43% for fees and expenses as calculated by the administrator, State Street Bank. Performance over one year is annualized. The Merrill Lynch 1-3 Year Treasury Index (the "Index"), which has substantially similar composition to the portfolio, may be used for comparison purposes. The Index is an unmanaged index of U.S. Treasury debt having a maturity from one to three years. It is not possible to invest directly in the Index and the Index does not incur any fees and expenses. The chart assumes reinvestment of dividends and other earnings, where applicable.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                      10/31/2007


                                                           PRINCIPAL       MARKET
                                                             AMOUNT         VALUE
                                                          -----------   ------------
ASSET-BACKED SECURITIES - 64.59%
AUTOMOBILES - 0.88%
  Carmax Auto Owner Trust, Series 2004-1, Class D,
     3.52%, 11/15/2010                                    $    46,987   $     46,487
  CPS Auto Trust, Series 2005-A, Class A2, 4.78%,
     10/15/2011 (144A)                                        216,043        215,605
                                                                        ------------
                                                                             262,092
                                                                        ------------
CREDIT CARDS - 24.13%
  American Express Credit Account Master Trust:
     Series 2001-5, Class B, 5.54%, 11/15/2010+               600,000        599,719
     Series 2004-1, Class B, 5.34%, 9/15/2011+                400,000        398,438
  Bank One Issuance Trust:
     Series 2003-C1, Class C1, 4.54%, 9/15/2010               182,000        181,488
     Series 2003-C2, Class C2, 6.23%, 12/15/2010+             350,000        350,711
     Series 2003-C4, Class C4, 6.12%, 2/15/2011+              194,000        194,333
  Chase Credit Card Master Trust:
     Series 2003-5, Class C, 6.01%, 1/17/2011+                750,000        749,063
     Series 2003-6, Class C, 5.89%, 2/15/2011+                150,000        149,602
  Citibank Credit Card Issuance Trust:
     Series 2002-C3, Class C3, 6.83%, 12/15/2009+             240,000        240,225
     Series 2003-C3, Class C3, 4.45%, 4/7/2010                600,000        596,063
     Series 2003-C1, Class C1, 6.35%, 4/7/2010+               500,000        500,391
  Discover Card Master Trust I, Series 2001-1, Class B,
     5.64%, 7/15/2010 +                                       526,000        525,918
  GE Capital Credit Card Master Note Trust, Series 2005-
     1, Class B, 5.26%, 3/15/2013 +                           600,000        592,875
  Household Affinity Credit Card Master Note Trust I,
     Series 2003-1, Class C, 6.54%, 2/15/2010 +               650,000        650,711
  MBNA Credit Card Master Note Trust:
     Series 2003-C3, Class C3, 6.44%, 10/15/2010+             600,000        600,938
     Series 2005-C3, Class C, 5.36%, 3/15/2011+               500,000        496,327
     Series 2003-C1, Class C1, 6.79%, 6/15/2012+              375,000        379,218
                                                                        ------------
                                                                           7,206,020
                                                                        ------------
FINANCE - 0.13%
  Green Tree Financial Corp., Series 1994-1, Class A5,
     7.65%, 4/15/2019                                          36,254         37,869
                                                                        ------------



See Notes to Financial Statements.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                      10/31/2007

                                                           PRINCIPAL       MARKET
                                                             AMOUNT         VALUE
                                                          -----------   ------------
HOME EQUITY - 29.64%
  Aegis Asset Backed Securities Trust, Series 2005-3,
     Class A2, 5.11%, 8/25/2035+                          $   322,145   $    321,188
  Amresco Residential Securities Mtg Loan Trust, Series
     1997-1, Class A8, 7.24%, 3/25/2027                        47,256         47,079
  BankBoston Home Equity Loan Trust, Series 1998-2,
     Class A7, 6.14%, 6/25/2013                               169,567        169,087
  Bear Stearns Asset Backed Securities Trust:
     Series 2005-HE6, Class A2, 5.11%, 6/25/2035+             162,676        162,676
     Series 2005-HE5, Class 1A3, 5.21%, 6/25/2035+            435,797        435,320
  Centex Home Equity, Series 2005-C, Class AV3, 5.10%,
     6/25/2035                                                281,766        281,370
  Conseco Finance, Series 2002-A, Class A5, 7.05%,
     4/15/2032                                                185,655        186,261
  Contimortgage Home Equity Loan Trust, Series 1997-5,
     Class A8, 5.39%, 3/15/2024+                              109,458        104,362
  Credit Suisse First Boston Mortgage, Series 2001-HE8,
     Class A1, 6.49%, 2/25/2031                               495,821        479,459
  Credit Suisse Mortgage Capital Certificates, Series
     2006-C5, Class AAB, 5.31%, 12/15/2039                    900,000        883,332
  Delta Funding Home Equity Loan Trust:
     Series 1995-2, Class A5, 7.10%, 1/25/2027                110,415        110,174
     Series 1997-2, Class A6, 7.04%, 6/25/2027                 34,339         34,264
     Series 1997-1, Class A6, 7.21%, 4/25/2029                 10,806         10,784
     Series 1998-1, Class A6F, 6.52%, 5/25/2030                50,984         50,857
  Equivantage Home Equity Loan Trust, Series 1997-2,
     Class A4, 7.50%, 7/25/2028                                 2,986          2,975
  FHLMC Structured Pass Through Securities, Series T-13,
     Class A7, 6.09%, 9/25/2029                                82,565         82,449
  GE Capital Mortgage Services, Series 1998-HE2, Class
     A7, 6.22%, 9/25/2028                                      23,614         23,521
  Home Equity Asset Trust:
     Series 2005-5, Class 2A2, 5.12%, 11/25/2035+             365,601        362,231
     Series 2006-3, Class 2A1, 4.94%, 7/25/2036+               83,200         82,797
  IMC Home Equity Loan Trust, Series 1995-3, Class A5,
     7.50%, 4/25/2026                                         113,035        112,484
  JP Morgan Chase Commercial Mortgage Securities Corp.,
     Series 2007-LD11, Class A4, 5.82%, 6/15/2049+            431,500        436,995
  JP Morgan Mortgage Trust, Series 2005-A8, Class 2A1,
     4.95%, 11/25/2035                                        188,679        187,124
  Master Asset Backed Securities Trust, Series 2004-
     OPT2, Class A1, 5.22%, 9/25/2034+                        120,924        116,257
  Merrill Lynch Mortgage Investors Trust, Series 2004-
     OPT1, Class A2A, 5.23%, 6/25/2035+                       812,064        764,736
  Morgan Stanley ABS Capital I, Series 2004-HE3, Class
     A4, 5.27%, 3/25/2034+                                     89,066         84,446
  Morgan Stanley Dean Witter Capital I, Series 2002-NC3,
     Class A2, 5.43%, 8/25/2032+                              133,757        122,263



See Notes to Financial Statements.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                      10/31/2007

                                                           PRINCIPAL       MARKET
                                                             AMOUNT         VALUE
                                                          -----------   ------------
HOME EQUITY - CONTINUED
  Morgan Stanley Home Equity Loans, Series 2006-3, Class
     A1, 4.92%, 4/25/2036+                                $    60,884   $     60,589
  Option One Mortgage Loan Trust:
     Series 2002-2, Class A, 5.41%, 6/25/2032+                645,134        635,903
     Series 2002-3, Class A1, 5.37%, 8/25/2032+                44,375         43,730
     Series 2003-1, Class A2, 5.71%, 2/25/2033+               197,322        194,824
  Provident Bank Home Equity Loan Trust, Series 2000-1,
     Class A2, 5.13%, 3/25/2030+                              202,105        196,989
  Residential Asset Securities Corp.:
     Series 2001-KS1, Class AI6, 6.35%, 3/25/2032             642,375        640,869
     Series 2002-KS2, Class AI5, 6.78%, 4/25/2032             447,813        452,151
     Series 2006-KS1, Class A2, 5.01%, 2/25/2036+             500,000        496,485
  Residential Funding Mortgage Securities II, Inc.:
     Series 1999-HI8, Class AI7, 7.97%, 11/25/2029             27,925         27,819
     Series 2001-HS2, Class A5, 7.42%, 4/25/2031              306,942        305,792
  Salomon Brothers Mortgage Securities VII, Series 1998-
     NC3, Class A5, 6.93%, 8/25/2028                          119,188        118,945
  Saxon Asset Securities Trust, Series 2002-2, Class AV,
     5.39%, 8/25/2032+                                         20,232         20,234
                                                                        ------------
                                                                           8,848,821
                                                                        ------------
RESIDENTIAL MORTGAGES - 9.81%
  Ameriquest Mortgage Securities, Inc., Series 2005-R7,
     Class A2C, 5.13%, 9/25/2035+                             567,080        563,803
  Amortizing Residential Collateral Trust, Series 2002-
     BC2, Class A, 5.18%, 5/25/2032+                          579,874        569,092
  Countrywide Asset-Backed Certificates:
     Series 2001-BC3, Class A, 5.35%, 12/25/2031+             117,705        114,873
     Series 2002-BC1, Class A, 5.53%, 4/25/2032+              220,138        214,944
  First Franklin Mortgage Loan Asset Backed
     Certificates:
     Series 2001-FF2, Class A1, 5.49%, 11/25/2031+            234,259        224,925
     Series 2004-FF10, Class A2, 5.27%, 12/25/2032+             2,839          2,819
     Series 2004-FF5, Class A1, 5.23%, 8/25/2034+             358,684        352,631
  GSAMP Trust, Series 2004-AR1, Class A2B, 5.47%,
     6/25/2034+                                               587,759        553,871
  Park Place Securities, Inc., Series 2005-WLL1, Class
     A1B, 5.13%, 3/25/2035+                                   286,209        276,952
  Residential Asset Mortgage Products, Inc., Series
     2002-RS4, Class AI5, 6.16%, 8/25/2032                     56,658         56,339
                                                                        ------------
                                                                           2,930,249
                                                                        ------------
     TOTAL ASSET-BACKED SECURITIES - (COST $19,566,001)                   19,285,051
                                                                        ------------



See Notes to Financial Statements.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                      10/31/2007

                                                           PRINCIPAL       MARKET
                                                             AMOUNT         VALUE
                                                          -----------   ------------
CORPORATE BONDS & NOTES - 19.81%
AIRLINES - 1.39%
  JetBlue Airways Corp., Series 2004-1, Class C, 9.944%,
     3/15/2008+                                           $   414,356   $    416,428
                                                                        ------------
AUTOMOTIVE - 0.84%
  General Motors Acceptance Corp., 6.125%, 1/22/2008          250,000        249,336
                                                                        ------------

CABLE TV - 3.59%
  Comcast Corp., 6.95%, 8/15/2037                             250,000        268,404
  CSC Holdings, Inc.:
     7.875%, 12/15/2007                                       400,000        401,500
     7.625%, 4/1/2011                                         400,000        401,000
                                                                        ------------
                                                                           1,070,904
                                                                        ------------
CHEMICALS - 2.38%
  Equistar Chemicals LP / Equistar Funding Corp.,
     10.625%, 5/1/2011                                        143,000        150,150
  Huntsman LLC, 11.500%, 7/15/2012                            250,000        273,125
  Lyondell Chemical Co., 8.250%, 9/15/2016                    250,000        286,875
                                                                        ------------
                                                                             710,150
                                                                        ------------
CONTAINERS-METAL/GLASS - 1.72%
  Owens-Brockway Glass Container, Inc., 8.750%,
     11/15/2012                                               250,000        260,938
  Owens-Illinois, Inc., 7.350%, 5/15/2008                     250,000        252,500
                                                                        ------------
                                                                             513,438
                                                                        ------------
ENTERTAINMENT/LEISURE - 0.88%
  Caesars Entertainment, Inc., 7.000%, 4/15/2013              250,000        261,546
                                                                        ------------
FINANCE - 0.40%
  Ucar Finance, Inc., Guaranteed Senior Note, 10.25%,
     2/15/2012                                                114,000        119,130
                                                                        ------------
MEDIA - 0.84%
  McClatchy Company, 6.625%, 11/1/2007                        250,000        250,625
                                                                        ------------
OIL & GAS - 1.25%
  Chesapeake Energy Corp., 7.75%, 1/15/2015                   250,000        257,500
  Premcor Refining Group, Inc., 9.50%, 2/1/2013               110,000        115,989
                                                                        ------------
                                                                             373,489
                                                                        ------------
RADIO - 0.59%
  Radio One, Inc., Series B, 8.875%, 7/1/2011                 180,000        177,300
                                                                        ------------



See Notes to Financial Statements.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                      10/31/2007

                                                           PRINCIPAL       MARKET
                                                             AMOUNT         VALUE
                                                          -----------   ------------
RETAIL - DEPARTMENT STORES - 1.65%
  Neiman Marcus:
     Term Loan, 7.45%, 4/6/2013                           $   500,000   $    493,030
                                                                        ------------
TELECOMMUNICATIONS - 2.02%
  Dobson Cellular Systems, 9.875%, 11/1/2012                  325,000        353,438
  Nextel Communications, Inc., 6.875%, 10/31/2013             250,000        250,840
                                                                        ------------
                                                                             604,278
                                                                        ------------
TOBACCO - 0.92%
  Altria Group, Inc., 7.000%, 11/4/2013                       250,000        273,921
                                                                        ------------
TRANSPORTATION - 0.67%
  Union Pacific Corp., 5.450%, 1/31/2013                      200,000        200,259
                                                                        ------------
UTILITIES - 0.67%
  Elwood Energy LLC, 8.159%, 7/5/2026                         193,715        199,490
                                                                        ------------
     TOTAL CORPORATE BONDS & NOTES - (COST $5,901,913)                     5,913,324
                                                                        ------------
MORTGAGE-BACKED SECURITIES - 55.08%
  Chase Mortgage Finance Corp., 5.47%, Series 2005-A2,
     Class 3A3, 1/25/2036                                     277,267        276,222
  FHLMC, 5.49%, Series 3196, Class FD, 4/15/2032+             343,928        341,836
  FHLMC Gold Pool, 5.50%, November 2006 15 Year TBA()       2,000,000      2,002,812
  FNMA:
     Series 2001-W2, Class AF6, 6.59%, 10/25/2031             135,230        134,935
     Series 2007-2, Class FA, 5.07%, 2/25/2037+               413,906        409,597
  FNMA PAC, 6.50%, Series 1994-51, Class PJ, 9/25/2023         16,324         16,272
  FNMA TBA:
     5.50%, November 2006 30 Year TBA()                     5,740,000      5,657,039
     6.00%, November 2006 30 Year TBA()                     4,300,000      4,330,906
     6.50%, November 2007 30 Year TBA()                     2,500,000      2,558,789
  Lehman XS Trust, 5.143%, Series 2005-4, Class 1A2,
     10/25/2035+                                              271,247        269,382
  Structured Asset Securities Corp.:
     Series 1998-8, Class A3, 5.39%, 8/25/2028+               150,096        146,268
     Series 2003-21, Class 2A1, 4.00%, 8/25/2033              305,020        300,748
                                                                        ------------
     TOTAL MORTGAGE-BACKED SECURITIES - (COST $16,382,536)                16,444,806
                                                                        ------------



See Notes to Financial Statements.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                      10/31/2007

                                                           PRINCIPAL       MARKET
                                                             AMOUNT         VALUE
                                                          -----------   ------------
FOREIGN BONDS & NOTES ++ - 4.94%
ARGENTINA - 0.04%
  SOVEREIGN - 0.04%
     Argentina Bocon, Series PR12, 2.00%, 1/3/2016+            22,865   $     12,526
                                                                        ------------
BRAZIL - 0.70%
  FOOD PRODUCTS - 0.70%
     JBS SA, 9.38%, 2/7/2011                                  200,000        208,000
                                                                        ------------
ICELAND - 3.14%
  SOVEREIGN AGENCY - 3.14%
     Housing Finance Fund, Series 2, 3.75%, 4/15/2034      65,982,707        936,231
                                                                        ------------
NIGERIA - 0.41%
  COMMERCIAL BANKS NON-U.S. - 0.41%
     FBN Capital Finance Co., 9.75%, 3/30/2017+               125,000        121,875
                                                                        ------------
RUSSIA - 0.65%
  FINANCE - 0.65%
     PSB Finance (Promsvyazbank), 9.63%, 5/23/2012            200,000        195,041
                                                                        ------------
     TOTAL FOREIGN BONDS & NOTES - (COST $1,559,161)                       1,473,673
                                                                        ------------
SHORT-TERM INVESTMENTS - 3.79%
  State Street Euro Dollar Time Deposit, 4.10%,
     11/01/2007                                           $ 1,132,000      1,132,000
                                                                        ------------
     TOTAL SHORT-TERM INVESTMENTS - (COST $1,132,000)                      1,132,000
                                                                        ------------
TOTAL INVESTMENTS - 148.21% - (COST $44,541,611)**                        44,248,854
                                                                        ------------
LIABILITIES IN EXCESS OF OTHER ASSETS - (48.21)%                         (14,392,809)
                                                                        ------------
NET ASSETS - 100.00%                                                    $ 29,856,045
                                                                        ============







See Notes to Financial Statements.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                      10/31/2007

OPEN SWAP AGREEMENTS AS OF OCTOBER 31, 2007:

                                                                         UNREALIZED
                                                            NOTIONAL    APPRECIATION
                        DESCRIPTION                          (000'S)   (DEPRECIATION)
                        -----------                         --------   --------------
Receive fixed rate equal to 4.55% and  pay floating rate
based on 3-month LIBOR.                                      $1,000       $(22,755)
Broker: Morgan Stanley
Exp. 9/7/2014
Receive fixed rate equal to 4.975% and  pay floating rate
based on a 3-month LIBOR.                                    $1,000       $(17,203)
Broker: Morgan Stanley
Exp. 9/7/2019
Sell protection on MCCC 9.50%, 01/15/2013 and receive a
fixed rate equal to 1.20%.                                   $1,000       $ (4,699)
Broker: Lehman Brothers
Exp. 3/20/2008
Receive fixed rate equal to 5.375% and  pay floating rate
based on a 3-month LIBOR.                                    $  500       $  6,810
Broker: Lehman Brothers
Exp. 2/14/2022
Sell protection on GMAC LLC 6.875%, 8/28/2012 and receive
a fixed rate equal to 3.60%.                                 $  100       $ (1,044)
Broker: Lehman Brothers
Exp. 9/20/2008
Sell protection on Umbrella Acquisition - UVN 9.75%,
3/15/2015 and receive fixed rate equal to 1.25%.
Broker: Lehman Brothers
Exp. 6/20/2008                                               $1,000       $ (6,683)
                                                                          --------
                                                                          $(45,574)
                                                                          ========



OPEN LONG FUTURES CONTRACTS AS OF OCTOBER 31, 2007:

  NUMBER
    OF                                                           NOTIONAL    UNREALIZED
CONTRACTS                      DESCRIPTION                       (000'S)    APPRECIATION
---------                      -----------                       --------   ------------
     6     U S Treasury Note 2-Year Futures, December 07        $   1,200       $ 3,277
    10     U S Treasury Note 5-Year Futures, December 07            1,000         6,702
    13     U S Treasury Note 10-Year Futures, December 07           1,300        12,978
    15     U S Treasury Bond Futures, December 07                   1,500         1,287
                                                                ---------     ---------
                                                                   $5,000     $  24,244
                                                                =========     =========







See Notes to Financial Statements.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                      10/31/2007

OPEN SHORT FUTURES CONTRACTS AS OF OCTOBER 31, 2007:

  NUMBER
    OF                                                           NOTIONAL      UNREALIZED
CONTRACTS                     DESCRIPTION                        (000'S)      DEPRECIATION
---------                     -----------                     -------------   ------------
    2      Japan Government Bond 10 Year Futures, December    JPY (200,000)     $(18,407)
           07
                                                              -------------     --------



OPEN FORWARD FOREIGN CURRENCY CONTRACTS AS OF OCTOBER 31, 2007:

                                                                                            UNREALIZED
                                               CONTRACT VALUE  CURRENT VALUE  EXPIRATION   APPRECIATION
FOREIGN CURRENCY PURCHASED     FOREIGN AMOUNT        USD            USD          DATE     (DEPRECIATION)
--------------------------     --------------  --------------  -------------  ----------  --------------
JPY                              293,126,000     $2,550,114      $2,544,729    Nov-2007       $(5,385)
NOK                               11,490,000      2,081,673       2,130,938    Nov-2007        49,265
SEK                               10,896,100      1,681,922       1,713,128    Nov-2007        31,206
                                                 ----------      ----------                   -------
                                                 $6,313,709      $6,388,795                   $75,086
                                                 ==========      ==========                   =======



OPEN FORWARD FOREIGN CURRENCY CONTRACTS AS OF OCTOBER 31, 2007 (CONTINUED):

                                                CONTRACT VALUE  CURRENT VALUE  EXPIRATION   UNREALIZED
FOREIGN CURRENCY SOLD           FOREIGN AMOUNT        USD            USD          DATE     DEPRECIATION
---------------------           --------------  --------------  -------------  ----------  ------------
ISK                               59,400,000      $  945,333      $  991,967    Nov-2007     $ (46,634)
CAD                                  600,000         599,769         631,724    Nov-2007       (31,955)
NOK                                5,520,000       1,013,677       1,023,740    Nov-2007       (10,063)
SEK                                5,100,000         794,922         801,842    Nov-2007        (6,920)
EUR                                  464,000         654,560         671,371    Nov-2007       (16,811)
                                                  ----------      ----------                 ---------
                                                  $4,008,261      $4,120,644                 $(112,383)
                                                  ==========      ==========                 =========



FOOTNOTES AND ABBREVIATIONS:
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. Unless otherwise indicated, these securities are not considered to be illiquid.
+ Variable rate security. Interest rate shown reflects the rate in effect at 10/31/2007.
()        Security is subject to delayed settlement.
++ Unless otherwise indicated, all securities are denominated in currency of issuer's country of origin.
**        All or a portion of this portfolio is segregated for futures, swaps and TBAs.
ABS       Asset Backed Security
FHLMC     Federal Home Loan Mortgage Corporation
FNMA      Federal National Mortgage Association
LIBOR     London Interbank Offering Rate
PAC       Planned Amortization Class
TBA       To Be Announced
JPY       Japanese Yen




See Notes to Financial Statements.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                      10/31/2007


NOK       Norwegian Krona
ISK       Iceland Krona
SEK       Swedish Krona
CAD       Canadian Dollar
EUR       European Euro




See Notes to Financial Statements.

                                                         DRAKE LOW DURATION FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                      10/31/2007


                                                            PRINCIPAL       MARKET
                                                              AMOUNT        VALUE
                                                           -----------   -----------
ASSET-BACKED SECURITIES - 62.85%
CREDIT CARDS - 20.08%
  American Express Credit Account Master Trust:
     Series 2005-6, Class C, 5.34%, 3/15/2011+             $   600,000   $   596,344
     Series 2004-1, Class B, 5.34%, 9/15/2011+                 500,000       498,047
  Bank One Issuance Trust:
     Series 2003-C2, Class C2, 6.23%, 12/15/2010+              362,000       362,735
     Series 2004-C1, Class C1, 5.59%, 11/15/2011+              100,000        99,250
  Chase Credit Card Master Trust:
     Series 2003-5, Class C, 6.01%, 1/17/2011+                 500,000       499,375
     Series 2003-6, Class C, 5.89%, 2/15/2011+                 125,000       124,668
     Series 2002-3, Class B, 5.54%, 9/15/2011+                 250,000       249,531
  Citibank Credit Card Issuance Trust:
     Series 2002-C3, Class C3, 6.83%, 12/15/2009+              480,000       480,450
     Series 2003-C1, Class C1, 6.35%, 4/7/2010+                470,000       470,367
  MBNA Credit Card Master Note Trust, Series 2003-C1,
     Class C1, 6.79%, 6/15/2012+                               715,000       723,045
                                                                         -----------
                                                                           4,103,812
                                                                         -----------
HOME EQUITY - 29.61%
  Aegis Asset Backed Securities Trust, Series 2005-3,
     Class A2, 5.11%, 8/25/2035+                               322,145       321,188
  Ameriquest Mortgage Securities, Inc., Series 2003-6,
     Class M1, 5.63%, 5/25/2033+                               184,661       177,894
  Asset Backed Funding Certificates, Series 2001-AQ1,
     Class A6, 6.25%, 11/20/2030                               346,154       345,559
  Bear Stearns Asset Backed Securities Trust, Series
     2005-HE5, Class 1A3, 5.21%, 6/25/2035+                    402,274       401,834
  Contimortgage Home Equity Trust:
     Series 1997-2, Class A9, 7.09%, 4/15/2028                  61,025        60,997
     Series 1998-1, Class A9, 5.45%, 4/15/2029+                 99,408        98,088
  GE Capital Mortgage Services, Inc.:
     Series 1998-HE1, Class A7, 6.47%, 6/25/2028                59,260        59,384
     Series 1999-HE1, Class A6, 6.7%, 4/25/2029                117,320       116,881
  Home Equity Asset Trust:
     Series 2005-5, Class 2A2, 5.12%, 11/25/2035+              365,601       362,231
     Series 2006-3, Class 2A1, 4.94%, 7/25/2036+                45,589        45,368
  Home Loan Trust, Series 2000-1, Class A2, 5.39%,
     4/15/2031+                                                411,715       400,007
  IMC Home Equity Loan Trust, Series 1998-1, Class A6,
     7.02%, 6/20/2029                                            8,886         8,858



See Notes to Financial Statements.

                                                         DRAKE LOW DURATION FUND

--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                      10/31/2007

                                                            PRINCIPAL       MARKET
                                                              AMOUNT        VALUE
                                                           -----------   -----------
HOME EQUITY - CONTINUED
  JP Morgan Mortgage Trust, Series 2005-A8, Class 2A1,
     4.95%, 11/25/2035                                     $   231,711   $   229,802
  Merrill Lynch Mortgage Investors Trust, Series 2004-
     OPT1, Class A2A, 5.23%, 6/25/2035+                        664,416       625,693
  Morgan Stanley ABS Capital I, Series 2004-HE3, Class
     A4, 5.27%, 3/25/2034+                                      89,066        84,446
  Option One Mortgage Loan Trust:
     Series 2002-2, Class A, 5.41%, 6/25/2032+                 428,661       422,527
     Series 2002-3, Class A1, 5.37%, 8/25/2032+                266,249       262,380
     Series 2003-1, Class A2, 5.71%, 2/25/2033+                 57,618        56,889
  Renaissance Home Equity Loan Trust, Series 2004-3,
     Class AV1, 5.29%, 11/25/2034+                             221,047       218,388
  Residential Asset Securities Corp.:
     Series 2001-KS1, Class AI6, 6.35%, 3/25/2032              642,375       640,869
     Series 2002-KS2, Class AI5, 6.78%, 4/25/2032              447,813       452,151
     Series 2004-KS7, Class A2B3, 5.31%, 8/25/2034+            500,000       495,157
  Residential Funding Mortgage Securities II, Inc.,
     Series 2001-HS2, Class A5, 7.42%, 4/25/2031               164,433       163,816
                                                                         -----------
                                                                           6,050,407
                                                                         -----------

RESIDENTIAL MORTGAGES - 13.16%
  Ameriquest Mortgage Securities, Inc., Series 2005-R7,
     Class A2C, 5.13%, 9/25/2035+                              283,540       281,901
  Amortizing Residential Collateral Trust:
     Series 2001-BC6, Class A, 5.22%, 10/25/2031+               59,434        58,599
     Series 2002-BC2, Class A, 5.18%, 5/25/2032+               231,949       227,637
     Series 2002-BC3, Class A, 5.2%, 6/25/2032+                231,614       226,584
  Countrywide Asset-Backed Certificates:
     Series 2001-BC3, Class A, 5.35%, 12/25/2031+              117,705       114,873
     Series 2002-BC1, Class A, 5.53%, 4/25/2032+               176,111       171,955
  First Franklin Mortgage Loan Asset Backed Certificates:
     Series 2004-FF5, Class A1, 5.23%, 8/25/2034+              239,123       235,088
     Series 2005-FFH3, Class 2A2, 5.18%, 9/25/2035+            325,990       324,564
  GSAMP Trust, Series 2004-AR1, Class A2B, 5.47%,
     6/25/2034+                                                587,759       553,870
  Soundview Home Equity Loan Trust, Series 2005-OPT3,
     Class A4, 5.17%, 11/25/2035+                              500,000       493,827
                                                                         -----------
                                                                           2,688,898
                                                                         -----------
     TOTAL ASSET-BACKED SECURITIES - (COST $13,043,184)                   12,843,117
                                                                         -----------



See Notes to Financial Statements.

                                                         DRAKE LOW DURATION FUND

--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                      10/31/2007

                                                            PRINCIPAL       MARKET
                                                              AMOUNT        VALUE
                                                           -----------   -----------
CORPORATE BONDS & NOTES - 11.56%
AIRLINES - 0.03%
  Continental Airlines, Inc., 7.461%, 4/1/2013             $     6,558   $     6,361
                                                                         -----------
CABLE TV - 0.98%
  CSC Holdings, Inc., 7.875%, 12/15/2007                       200,000       200,750
                                                                         -----------
CHEMICALS - 1.07%
  Huntsman LLC, 11.500%, 7/15/2012                             200,000       218,500
                                                                         -----------
CONTAINERS-METAL/GLASS - 1.92%
  Owens-Brockway Glass Container, Inc., 8.750%,
     11/15/2012                                                375,000       391,406
                                                                         -----------
ENTERTAINMENT/LEISURE - 1.28%
  Caesars Entertainment, Inc., 7.000%, 4/15/2013               250,000       261,546
                                                                         -----------
OIL & GAS - 1.26%
  Chesapeake Energy Corp., 7.750%, 1/15/2015                   250,000       257,500
                                                                         -----------
PRINTING-COMMERCIAL - 1.21%
  Valassis Communications, Inc., 6.625%, 1/15/2009             250,000       247,813
                                                                         -----------
TELECOMMUNICATIONS - 1.73%
  Dobson Cellular Systems, 9.875%, 11/1/2012                   325,000       353,438
                                                                         -----------
TOBACCO - 1.34%
  Altria Group, Inc., 7.000%, 11/4/2013                        250,000       273,921
                                                                         -----------
TRANSPORTATION - 0.49%
  Union Pacific Corp., 5.450%, 1/31/2013                       100,000       100,129
                                                                         -----------
UTILITIES - 0.25%
  Ipalco Enterprises, Inc., 8.375%, 11/14/2008                  50,000        51,124
                                                                         -----------
     TOTAL CORPORATE BONDS & NOTES - (COST $2,370,360)                     2,362,488
                                                                         -----------



See Notes to Financial Statements.

                                                         DRAKE LOW DURATION FUND

--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                      10/31/2007

                                                            PRINCIPAL       MARKET
                                                              AMOUNT        VALUE
                                                           -----------   -----------
MORTGAGE-BACKED SECURITIES - 15.38%
  Banc of America Funding Corp., Series 2003-1, Class A1,
     6.00%, 5/20/2033                                      $   244,522   $   242,405
  Chase Mortgage Finance Corp., Series 2005-A2, Class
     3A3, 5.47%, 1/25/2036                                     763,198       760,322
  FNMA:
     Series 2001-W2, Class AF6, 6.59%, 10/25/2031              714,467       712,905
     Series 2007-2, Class FA, 5.07%, 2/25/2037+                413,906       409,597
  Lehman XS Trust, Series 2005-4, Class 1A2, 5.14%,
     10/25/2035+                                               187,407       186,119
  Residential Accredited Loans, Inc., Series 2004-QS5,
     Class A5, 4.75%, 4/25/2034                                239,767       234,173
  Structured Asset Securities Corp.:
     Series 1998-2, Class A, 5.39%, 2/25/2028+                 314,434       295,717
     Series 2003-21, Class 2A1, 4.00%, 8/25/2033               305,020       300,747
                                                                         -----------
                                                                           3,141,985
                                                                         -----------
     TOTAL MORTGAGE-BACKED SECURITIES - (COST $3,175,487)                  3,141,985
                                                                         -----------
FOREIGN BONDS & NOTES++ - 4.26%
ARGENTINA - 0.06%
  SOVEREIGN - 0.06%
     Argentina Bocon, Series PR12, 2.00%, 1/3/2016+             22,865        12,526
                                                                         -----------
BERMUDA - 0.61%
  TELECOMMUNICATIONS - 0.61%
     Intelsat Ltd., Senior Note, 5.25%, 11/1/2008(a)           125,000       123,906
                                                                         -----------
ICELAND - 3.59%
  SOVEREIGN AGENCY - 3.59%
     Housing Finance Fund, Series 2, 3.75%, 4/15/2034       51,686,454       733,382
                                                                         -----------
     TOTAL FOREIGN BONDS & NOTES - (COST $924,563)                           869,814
                                                                         -----------
SHORT-TERM INVESTMENTS - 4.33%
  State Street Euro Dollar Time Deposit, 4.10%,
     11/01/2007                                                884,000       884,000
                                                                         -----------
     TOTAL SHORT-TERM INVESTMENTS - (COST $884,000)                          884,000
TOTAL INVESTMENTS - 98.38% - (COST $20,397,594)**                         20,101,404
                                                                         -----------
ASSETS IN EXCESS OF OTHER LIABILITIES - 1.62%                                331,828
                                                                         -----------
NET ASSETS - 100.00%                                                     $20,433,232
                                                                         ===========







See Notes to Financial Statements.

                                                         DRAKE LOW DURATION FUND

--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                      10/31/2007

OPEN SWAP AGREEMENTS AS OF OCTOBER 31, 2007:

                                                             NOTIONAL      UNREALIZED
                       DESCRIPTION                            (000'S)     DEPRECIATION
                       -----------                         ------------   ------------
Sell protection on MCCC 9.50%, 01/15/2013 and receive
fixed rate equal to 1.20%.                                 $      1,000     $ (4,699)
Broker: Lehman Brothers
Exp. 3/20/2008
Sell protection on GMAC LLC 6.875%, 8/28/2012 and receive
fixed rate equal to 3.60%.                                       $  500     $ (5,220)
Broker: Lehman Brothers
Exp. 9/20/2008
Sell protection on Umbrella Acquisition - UVN 9.75%,
3/15/2015 and receive fixed rate equal to 1.25%.
Broker: Lehman Brothers
Exp. 6/20/2008                                                   $1,000     $ (6,683)
                                                                            --------
                                                                            $(16,602)
                                                                            --------



OPEN LONG FUTURES CONTRACTS AS OF OCTOBER 31, 2007:

  NUMBER
    OF                                                          NOTIONAL      UNREALIZED
CONTRACTS                     DESCRIPTION                        (000'S)     APPRECIATION
---------                     -----------                       --------     ------------
    74     U S Treasury Note 2-Year Futures, December 07      $     14,800     $ 55,443
                                                              ------------     --------



OPEN SHORT FUTURES CONTRACTS AS OF OCTOBER 31, 2007:

  NUMBER
    OF                                                          NOTIONAL      UNREALIZED
CONTRACTS                     DESCRIPTION                        (000'S)     DEPRECIATION
---------                     -----------                       --------     ------------
           Japan Government Bond 10 Year Futures, December
     1     07                                                  JPY(100,000)    $ (9,203)
    12     U S Treasury Note 10-Year Futures, December 07     $     (1,200)    $(13,512)
     6     U S Treasury Note 5-Year Futures, December 07      $       (600)    $ (3,948)
                                                              ------------     --------
                                                                               $(26,663)
                                                                               ========



OPEN FORWARD FOREIGN CURRENCY CONTRACTS AS OF OCTOBER 31, 2007:

                                                                                           UNREALIZED
       FOREIGN                             CONTRACT VALUE   CURRENT VALUE   EXPIRATION    APPRECIATION/
  CURRENCY PURCHASED      FOREIGN AMOUNT         USD             USD           DATE      (DEPRECIATION)
  ------------------      --------------   --------------   -------------   ----------   --------------
SEK                           7,346,994      $1,134,258       $1,155,124     Nov-2007        $20,866
JPY                         204,967,810       1,783,339        1,779,397     Nov-2007         (3,942)
NOK                           3,855,000         698,420          714,949     Nov-2007         16,529
                                             ----------       ----------                     -------
                                             $3,616,017       $3,649,470                     $33,453
                                             ==========       ==========                     =======







See Notes to Financial Statements.

                                                         DRAKE LOW DURATION FUND

--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                      10/31/2007

      FOREIGN                               CONTRACT VALUE     CURRENT VALUE     EXPIRATION      UNREALIZED
   CURRENCY SOLD         FOREIGN AMOUNT           USD               USD             DATE        DEPRECIATION
   -------------         --------------     --------------     -------------     ----------     ------------
EUR                           296,000         $  417,564         $  428,289       Nov-2007        $(10,725)
ISK                        46,780,000            744,490            781,215       Nov-2007         (36,725)
CAD                           411,000            410,841            432,731       Nov-2007         (21,890)
NOK                         3,855,000            707,921            714,949       Nov-2007          (7,028)
SEK                         3,360,000            523,714            528,273       Nov-2007          (4,559)
                                              ----------         ----------                       --------
                                              $2,804,530         $2,885,457                       $(80,927)
                                              ==========         ==========                       ========



FOOTNOTES AND ABBREVIATIONS:

+       Variable rate security. Interest rate shown reflects the rate in effect at 10/31/2007.
FNMA    Federal National Mortgage Association
++      Unless otherwise indicated, principal amount of all securities are denominated in currency of issuer's country of origin.
(a)     Denominated in U.S. Dollar.
**      All or a portion of this portfolio is segregated for forwards, futures and swaps.
JPY     Japanese Yen.
NOK     Norwegian Krona.
ISK     Iceland Krona.
CAD     Canadian Dollar
SEK     Swedish Krona
EUR     European Euro






See Notes to Financial Statements.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                OCTOBER 31, 2007


                                                             DRAKE          DRAKE
                                                         TOTAL RETURN   LOW DURATION
                                                             FUND           FUND
                                                         ------------   ------------
ASSETS
  Investments in securities, at value
     (Cost - $44,541,611 and $20,397,594)                 $44,248,854    $20,101,404
  Cash collateral held at broker for open futures
     contracts, earning interest at 3.59%                     523,837        282,909
  Cash collateral on swaps                                     66,017         78,280
  Foreign currency at value (Cost $64,715 and $52,031)         66,084         53,135
  Unrealized appreciation on forward currency contracts        80,471         37,395
  Unrealized appreciation on swap agreements                    6,810             --
  Receivable for securities sold                              277,439        277,439
  Interest receivable                                         228,077        116,521
  Swap receivable                                              22,575          4,068
  Receivable from investment adviser                            1,426          2,842
  Prepaid expenses and other assets                                --            807
                                                          -----------    -----------
     TOTAL ASSETS                                          45,521,590     20,954,800
                                                          -----------    -----------

LIABILITIES
  Payable for investments purchased                        15,004,634             --
  Payable to custodian bank                                   276,485        276,873
  Swap payable                                                 23,433             --
  Futures variation margin payable                             93,688         54,340
  Unrealized depreciation on swap agreements                   52,384         16,602
  Unrealized depreciation on foreign currency contracts       117,768         84,869
  Income distribution payable                                   8,485             --
  Trustees' fees payable                                        6,125          6,125
  Accrued expenses and other liabilities                       82,543         82,759
                                                          -----------    -----------
     TOTAL LIABILITIES                                     15,665,545        521,568
                                                          -----------    -----------
NET ASSETS                                                 29,856,045     20,433,232
                                                          ===========    ===========
COMPOSITION OF NET ASSETS
  Capital stock, $0.001 par value (unlimited shares
     authorized)                                                2,979          2,079
  Paid-in capital                                          30,205,332     20,804,590
  (Overdistributed) undistributed net investment income       (11,139)        17,431
  Accumulated net realized gain (loss) on investments,
     futures contracts, swap contracts and foreign
     currency transactions                                     27,274        (60,501)
  Net unrealized depreciation from investments, futures
     contracts, swap contracts and foreign currency
     translations                                            (368,401)      (330,367)
                                                          -----------    -----------
NET ASSETS                                                $29,856,045    $20,433,232
                                                          ===========    ===========
SHARES OUTSTANDING                                          2,978,892      2,079,244
                                                          -----------    -----------
NET ASSET VALUE PER SHARE                                 $     10.02    $      9.83
                                                          ===========    ===========







See Notes to Financial Statements.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                                        STATEMENTS OF OPERATIONS
                                             FOR THE YEAR ENDED OCTOBER 31, 2007


                                                             DRAKE          DRAKE
                                                         TOTAL RETURN   LOW DURATION
                                                             FUND           FUND
                                                         ------------   ------------
INVESTMENT INCOME
  Interest                                                $1,653,526     $1,241,376
                                                          ----------     ----------
     TOTAL INVESTMENT INCOME                               1,653,526      1,241,376
                                                          ----------     ----------
EXPENSES
  Custodian fees                                              68,420         60,427
  Investment advisory fees                                    66,677         50,747
  Administration fees                                         54,000         54,000
  Audit fees                                                  43,187         43,174
  Transfer agent fees                                         30,218         30,239
  Printing fees                                               13,843         14,188
  Trustees' fees                                              12,077         12,076
  Legal fees                                                   6,371          9,457
  Registration fees                                            5,872          3,550
  Insurance expense                                            3,971          3,559
  Miscellaneous expense                                          746          1,221
                                                          ----------     ----------
     TOTAL GROSS EXPENSES                                    305,382        282,638
  Expenses reimbursed by Investment Advisor                 (190,693)      (195,349)
                                                          ----------     ----------
     TOTAL NET EXPENSES                                      114,689         87,289
                                                          ----------     ----------
NET INVESTMENT INCOME                                      1,538,837      1,154,087
                                                          ----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) From:
     Investments                                             (13,036)        15,480
     Futures contracts                                       126,555         59,727
     Swaps                                                    17,571         31,158
     Foreign currency transactions                            41,827         17,586
  Net change in unrealized appreciation (depreciation)
     of:
     Investments                                            (150,832)      (209,248)
     Futures contracts                                      (104,927)         1,991
     Swaps                                                   (17,259)       (35,325)
     Foreign currency translation                            (84,992)       (86,772)
                                                          ----------     ----------
  Net realized and unrealized loss                          (185,093)      (205,403)
                                                          ----------     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                $1,353,744     $  948,684
                                                          ==========     ==========







See Notes to Financial Statements.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                             STATEMENTS OF CHANGES IN NET ASSETS


                                                            YEAR ENDED    YEAR ENDED
                                                           OCTOBER 31,   OCTOBER 31,
                                                               2007          2006
                                                           -----------   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                                    $ 1,538,837   $ 1,274,681
  Net realized gain (loss) from investments, futures
     contracts, securities sold short, foreign currency
     transactions and swap contracts                           172,917      (111,857)
  Net change in unrealized appreciation (depreciation)
     from investments, futures contracts, foreign
     currency translation and swap contracts                  (358,010)      321,246
                                                           -----------   -----------
  Net increase in net assets resulting from operations       1,353,744     1,484,070
                                                           -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     (1,595,023)   (1,387,161)
  Net realized gains                                           (40,986)     (113,003)
                                                           -----------   -----------
     Net decrease in net assets from dividends and
       distributions                                        (1,636,009)   (1,500,164)
                                                           -----------   -----------
CAPITAL SHARE TRANSACTIONS
  Net proceeds from sale of shares                           7,239,123     6,544,636
  Reinvestment of dividends to shareholders                  1,559,854     1,443,471
  Net assets value of shares redeemed                       (3,191,663)   (5,484,073)
                                                           -----------   -----------
     Net increase in net assets from capital share
       transactions                                          5,607,314     2,504,034
                                                           -----------   -----------
  Increase in Net Assets                                     5,325,049     2,487,940
                                                           -----------   -----------
NET ASSETS
  Beginning of period                                       24,530,996    22,043,056
                                                           -----------   -----------
  End of year (including (overdistributed) undistributed
     of net investment income of $(11,139) and $21,928,
     respectively)                                         $29,856,045   $24,530,996
                                                           ===========   ===========
CHANGE IN CAPITAL SHARES
  Shares sold                                                  727,463       642,844
  Shares issued in reinvestment of dividends to
     shareholders                                              155,374       142,890
  Shares redeemed                                             (319,108)     (538,239)
                                                           -----------   -----------
     Net change in share balance                               563,729       247,495
                                                           -----------   -----------







See Notes to Financial Statements.

                                                         DRAKE LOW DURATION FUND

--------------------------------------------------------------------------------
                                             STATEMENTS OF CHANGES IN NET ASSETS


                                                           YEAR ENDED     YEAR ENDED
                                                           OCTOBER 31,    OCTOBER 31,
                                                              2007           2006
                                                          ------------   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                                   $  1,154,087   $  1,011,555
  Net realized gain (loss) from investments, futures
     contracts, foreign currency transactions and swap
     contracts                                                 123,951        (54,155)
  Net change in unrealized appreciation (depreciation)
     from investments, futures contracts, foreign
     currency translation and swap contracts                  (329,354)        93,536
                                                          ------------   ------------
  Net increase in net assets resulting from operations         948,684      1,050,936
                                                          ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     (1,204,189)    (1,071,212)
                                                          ------------   ------------
     Net decrease in net assets from dividends and
       distributions                                        (1,204,189)    (1,071,212)
                                                          ------------   ------------
CAPITAL SHARE TRANSACTIONS
  Net proceeds from sale of shares                          19,000,000      1,089,437
  Reinvestment of dividends to shareholders                  1,204,189      1,071,211
  Net assets value of shares redeemed                      (19,492,233)   (10,000,000)
                                                          ------------   ------------
     Net increase/(decrease) in net assets from capital
       share transactions                                      711,956     (7,839,352)
                                                          ------------   ------------
  Increase (Decrease) in Net Assets                            456,451     (7,859,628)
                                                          ------------   ------------
NET ASSETS
  Beginning of period                                       19,976,781     27,836,409
                                                          ------------   ------------
  End of period (including undistributed of net
     investment income of $17,431 and $15,283,
     respectively)                                        $ 20,433,232   $ 19,976,781
                                                          ============   ============
CHANGE IN CAPITAL SHARES
  Shares sold                                                1,919,192        109,272
  Shares issued in reinvestment of dividends to
     shareholders                                              121,914        107,533
  Shares redeemed                                           (1,968,912)    (1,003,009)
                                                          ------------   ------------
     Net change in share balance                                72,194       (786,204)
                                                          ------------   ------------







See Notes to Financial Statements.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                    FOR THE       FOR THE       FOR THE
                                                      YEAR          YEAR          YEAR
                                                     ENDED         ENDED         ENDED
                                                  OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                      2007          2006         2005*
                                                  -----------   -----------   -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                  $ 10.16       $ 10.17       $ 10.23
                                                    -------       -------       -------
Net investment income                                  0.58          0.54          0.31
Net gain (loss) on investments, futures
  contracts, securities sold short, swap
  contracts and foreign currency translations         (0.10)         0.09         (0.04)
                                                    -------       -------       -------
Total from investment operations                       0.48          0.63          0.27
                                                    -------       -------       -------
Less: Dividends from net investment income            (0.60)        (0.59)        (0.33)
Less: Distributions from net realized gains           (0.02)        (0.05)           --
                                                    -------       -------       -------
Net asset value, end of year                        $ 10.02       $ 10.16       $ 10.17
                                                    -------       -------       -------
TOTAL RETURN                                           4.84%         6.48%         2.66%**
                                                    =======       =======       =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, end of year (000's)                     $29,856       $24,531       $22,043
Ratio of total net expenses to average net
  assets (including interest expense)                  0.43%         0.43%         1.03%***
Ratio of total net expenses to average net
  assets (excluding interest expense)                  0.43%         0.43%         0.43%***
Ratio of total gross expenses to average net
  assets                                               1.15%         1.45%         3.03%****
Ratio of net investment income to average net
  assets (with reimbursement)                          5.77%         5.43%         3.62%***
Ratio of net investment income to average net
  assets (without reimbursement)                       5.05%         4.41%         1.54%***
Portfolio turnover rate                                 475%          452%          358%




*       Fund commenced operations on December 30, 2004.

**      Total return for periods less than one year is not annualized.

***     Annualized.

****    Annualized (except for organizational expenses).




See Notes to Financial Statements.

                                                         DRAKE LOW DURATION FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    FOR THE       FOR THE       FOR THE
                                                      YEAR          YEAR          YEAR
                                                     ENDED         ENDED         ENDED
                                                  OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                      2007          2006         2005*
                                                  -----------   -----------   -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                  $  9.95       $  9.97       $ 10.00
                                                    -------       -------       -------
Net investment income                                  0.56          0.53          0.17
Net gain (loss) on investments, futures
  contracts, swap contracts and foreign currency
  translations                                        (0.09)         0.01         (0.03)
                                                    -------       -------       -------
Total from investment operations                       0.47          0.54          0.14
                                                    -------       -------       -------
Less: Dividends from net investment income            (0.59)        (0.56)        (0.17)
                                                    -------       -------       -------
Net asset value, end of year                        $  9.83       $  9.95       $  9.97
                                                    -------       -------       -------
TOTAL RETURN                                           4.84%         5.52%         1.37%**
                                                    =======       =======       =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, end of year (000's)                     $20,433       $19,977       $27,836
Ratio of total net expenses to average net
  assets                                               0.43%         0.45%         0.44%***
Ratio of total net expenses to average net
  assets                                               0.43%         0.43%         0.44%***
Ratio of total gross expenses to average net
  assets                                               1.39%         1.77%         2.49%****
Ratio of net investment income to average net
  assets (with reimbursement)                          5.69%         5.27%         3.83%***
Ratio of net investment income to average net
  assets (without reimbursement)                       4.73%         3.95%         1.67%***
Portfolio turnover rate                                  58%          118%          115%




*       Fund commenced operations on May 9, 2005.

**      Total return for periods less than one year is not annualized.

***     Annualized.

****    Annualized (except for organizational expenses).




See Notes to Financial Statements.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                OCTOBER 31, 2007

NOTE 1 - ORGANIZATION
The Drake Funds Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment company organized as a Delaware statutory trust on October 6, 2004. The Trust was registered with the Securities and Exchange Commission effective December 30, 2004. The Drake Total Return Fund commenced operations on December 30, 2004, the Drake Low Duration Fund commenced operations on May 9, 2005 and the Drake Global Bond Fund (unhedged) was added to the Drake Funds Trust as of December 28, 2005 but as of October 31, 2007 has not commenced operations (collectively, the "Funds"). Each fund offers two share classes: Drake Class and Administrative Class, however only shares of the Drake Class of the Drake Total Return Fund and Drake Low Duration Fund have been issued to date.

The Total Return Fund seeks to realize a total return exceeding that of the Lehman Brothers U.S. Aggregate Index, the Low Duration Fund seeks to realize a total return exceeding that of the Merrill Lynch 1-3 Year Treasury Index, and the Global Bond Fund (unhedged) seeks to realize a total return exceeding that of the Lehman Brothers Global Aggregate Index.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements.

A.  ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS
Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sale price, or if no sales are reported, as is the case for most securities traded over-the counter, at the mean of the representative bid and asked quotations. Fixed income securities (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional - sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value. Fair valuations may be based upon current market prices of securities that are of comparable quality and type; indications as to value from dealers; expected cash flows of the security, taking into consideration the financial condition and operating results of the issuer; any correlation with general market indicators and general market conditions. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net assets are calculated, such securities may be valued at fair value. As of October 31, 2007, the Funds held no fair valued securities.

C.  FUTURES CONTRACTS
When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is "marked to market" and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                OCTOBER 31, 2007

The Funds may invest in exchange-traded commodity, index, interest rate and foreign currency futures for risk management purposes or as part of its investment strategies.

Use of long futures contracts subjects the Funds to risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of October 31, 2007, the Funds had outstanding futures contracts as listed on the Funds' Schedules of Investments.

D.  FOREIGN CURRENCY TRANSLATIONS
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

Market value of investment securities and other assets and liabilities are translated at the closing rate of exchange at the valuation date. Purchases and sales of investment securities, income and expenses are translated at the closing rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains(losses) are included in the reported net realized gains (losses) on investments.

Realized foreign currency gains or losses most commonly arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

As of October 31, 2007, the Funds invested in foreign currency-denominated securities as listed on the Funds' Schedules of Investments.

E.  SWAP AGREEMENTS

The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps,including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. Interest rate swap agreements involve the exchange by the Funds with another party of their respective commitments to pay or receive interest,e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Spread-lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                OCTOBER 31, 2007


fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and a reference rate. The Funds may also engage in credit default contracts which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default or bankruptcy). Under the terms of the contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Funds may enter into credit default contracts in which they or their counterparties act as guarantors. By acting as the guarantor of the contract, the Funds assume the market and credit risk of the underlying instrument (the "Referenced Obligation") including liquidity and loss of value which may exceed the value of the swap contract shown in the Statement of Assets and Liabilities. In the event that the Referenced Obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the contracts.

As of October 31, 2007, the Funds had outstanding swap agreements as listed on their Schedules of Investments.

F.  COMMITMENTS
The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized appreciation on the underlying securities purchased and any difference between the sale price and current market value of the underlying securities sold. Market risk exists on commitment to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest. A Fund making a purchase commitment must segregate assets determined to be liquid in an amount sufficient to meet the purchase price.

As of October 31, 2007, the Drake Total Return Fund had outstanding to-be-announced ("TBA") purchase commitments as listed on the Fund's Schedule of Investments.

G.  DOLLAR ROLLS
The Funds may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar (same type, coupon, and maturity) securities on specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Funds' policy is to record "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of the securities thereby resulting in a loss.

As of October 31, 2007, the Drake Total Return Fund does have TBAs and they are dollar roll transactions as listed on the Fund's Schedule of Investments.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                OCTOBER 31, 2007

H.  REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Trustees. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's policy is to receive securities as collateral whose market value is, and during the entire term of the agreement, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book-entry transfer to the account of the Fund's custodian. Such securities may continue to be held by the Fund or may be delivered to the counterparties of short sale transactions. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral or proceeds by the Fund may be delayed.

As of October 31, 2007, the Funds did not have outstanding repurchase agreements.

I.  REVERSE REPURCHASE AGREEMENTS
In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund's limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event that buyer of the securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

As of October 31, 2007 the Funds did not have outstanding reverse repurchase agreements.

J.  SHORT SALES
The Funds may enter into short sales, primarily to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale must segregate assets determined to be liquid to cover its position.

As of October 31, 2007, the Funds did not have investments sold short.

K.  SECURITY TRANSACTIONS AND INVESTMENT INCOME
Investment security transactions are recorded as of the trade date of the purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which it invests.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                OCTOBER 31, 2007

L.  FEDERAL INCOME TAXES
The Funds intend to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their earnings to shareholders. Therefore, no Federal Income or Excise Tax provision is required.

NOTE 3 - INVESTMENT ADVISOR AND OTHER RELATED PARTY TRANSACTIONS
The Trust has entered into an Investment Advisory Agreement with Drake Capital Management, LLC (the "Investment Advisor") for the Funds. The Investment Advisor oversees the investments of the Funds and for such services is paid an advisory fee. The fee is accrued daily and paid monthly at the annual rate of 0.25% of the Fund's average daily net assets.

In addition, the Investment Advisor has contractually agreed through October 31, 2007 to waive its fees and bear certain other expenses, excluding interest expense, to the extent necessary to limit the annual expenses of the Funds, as a percentage of net assets, to 0.43% for the Drake Class.

Subject to an annual minimum of $7,500 and maximum of $60,000, each Trustee, other than those affiliated with Drake or its affiliates, receives annual compensation from the Funds of 1/3 of one basis point of the Fund's net asset value (.003%), plus reimbursement of out-of-pocket expenses related to Board and Committee meetings.

NOTE 4 - DISTRIBUTION AND SERVICE PLAN
The Trust has entered into a Distribution Agreement with ALPS Distributors, Inc. (the "Distributor"). The Distributor serves as the Trust's distributor and promotes and arranges for the sale of each Fund's shares. The Distributor receives no compensation in its capacity as the Trust's underwriter. The Trustees have adopted Distribution Plans (the "Plans") for the Administrative Class of each Fund in accordance with Rule 12b-1 under the 1940 Act. The Plans provide that each Fund shall pay distribution fees, including payments to the Distributor. The fee is accrued daily and paid monthly at the annual rate of 0.25% of the Fund's average daily net assets attributable to Administrative Class shares. As of October 31, 2007 no shares have been issued for the Administrative Classes.

NOTE 5 - INVESTMENT TRANSACTIONS
For the year ended October 31, 2007, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

                                                     U.S. GOVERNMENT AND AGENCY
                               INVESTMENTS                  OBLIGATIONS
                        -------------------------   ---------------------------
FUND                     PURCHASES       SALES        PURCHASES        SALES
----                    -----------   -----------   ------------   ------------
Total Return Fund       $36,638,286   $24,602,893   $152,477,472   $144,930,822
Low Duration Fund        16,369,373    10,318,067      1,099,283        241,350


NOTE 6 - DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income are declared and paid monthly. Distributions are made on a per share basis to shareholders on record-date, regardless of how long shares have been owned. Net realized long-term and short-term capital gains will be distributed by the Funds at least annually. Net short-term gains may be paid more frequently. A fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at the NAV on payable date unless the shareholder elects to have the distributions paid in cash.

NOTE 7 - CONCENTRATIONS AND INDEMNIFICATIONS
The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swaps and options agreements, to meet their obligations may be affected by the economic and political developments in a specific

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                OCTOBER 31, 2007

industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by the changes in interest rates or rapid principal payments including prepayments.

Under the Trust's organizational documents, its Officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However the Funds expect the risk of loss to be remote.

From time to time, the Funds' investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds' outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest or rapid principal payments including prepayments.

NOTE 8 - RELATED PARTIES
From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

As of October 31, 2007, Drake Partners LLC or its members owned 66.22% of the Drake Total Return Fund and 100.00% of the Drake Low Duration Fund.

NOTE 9 - FEDERAL INCOME TAXES
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the period ended October 31, 2007 were as follows:

                               ORDINARY INCOME         ORDINARY INCOME
                             FOR THE PERIOD ENDED    FOR THE PERIOD ENDED
FUND                           OCTOBER 31, 2007        OCTOBER 31, 2006
----                        ---------------------   ---------------------
Total Return Fund                 $1,618,110              $1,500,164
Low Duration Fund                  1,204,189               1,071,212



                                CAPITAL GAINS           CAPITAL GAINS
                              FOR THE YEAR ENDED      FOR THE YEAR ENDED
FUND                           OCTOBER 31, 2007        OCTOBER 31, 2006
----                        ---------------------   ---------------------
Total Return Fund                  $17,899                   $--
Low Duration Fund                       --                    --


Pursuant to Section 852 of the Internal Revenue Code, Drake Total Return Fund designated $17,899 as long-term capital gain distributions for its taxable year ended October 31, 2007.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                OCTOBER 31, 2007

At October 31, 2007, the components of distributable earnings on a tax basis by the Funds were as follows:

                                TOTAL RETURN FUND   LOW DURATION FUND
                                -----------------   -----------------
Undistributed Ordinary Income       $  43,033           $      --
Accumulated Net Realized
  Gain/(Loss)                              --             (22,518)
Unrealized Depreciation              (395,299)           (350,919)


The difference between book basis and tax-basis unrealized depreciation is due to differences in the timing of recognition of gain and losses on futures, forwards, and credit default swaps for tax and book purposes.

At October 31, 2007, the Funds had capital loss carryforwards available to offset possible future capital gains as follows:

FUND                     EXPIRES OCTOBER 31, 2013   EXPIRES OCTOBER 31, 2014
----                     ------------------------   ------------------------
Total Return Fund                 $    --                   $     --
Low Duration Fund                  (5,529)                   (16,989)


At October 31, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments was as follows:

                                          GROSS          GROSS           NET
                         IDENTIFIED    UNREALIZED     UNREALIZED     UNREALIZED
FUND                        COST      APPRECIATION   DEPRECIATION   DEPRECIATION
----                    -----------   ------------   ------------   ------------
Total Return Fund       $44,541,611     $133,103       $(425,860)     $(292,757)
Low Duration Fund        20,397,595        9,498        (305,689)      (296,191)


At October 31, 2007, accumulated undistributed net investment income, accumulated net realized gain (loss) from investments and paid-in-capital have been adjusted for current period permanent book/tax differences.

                                 INCREASE (DECREASE)
                         -----------------------------------   ACCUMULATED NET
                                           UNDISTRIBUTED NET       REALIZED
FUND                     PAID-IN CAPITAL   INVESTMENT INCOME        (LOSS)
----                     ---------------   -----------------   ---------------
Total Return Fund            $     --           $23,119            $(23,119)
Low Duration Fund             (33,502)           52,250             (18,748)


The reclassifications for the Funds relate primarily to differences in character for tax purposes of foreign currency gain/(loss), swap income, consent fees and paydown gain (loss).

NOTE 10 - RECENT ACCOUNTING PRONOUNCEMENTS
In July 2006, the Financial Accounting Standards Board issued interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Fund management is evaluating the

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                OCTOBER 31, 2007

application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing the Standard against its current valuation policies to determine future applicability.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF DRAKE FUNDS TRUST:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Drake Total Return Fund and Drake Low Duration Fund, constituting Drake Funds Trust (the "Trust"), at October 31, 2007, the results of each of their operations for the year then ended, the changes in their net assets for the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
December 26, 2007

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                                               OTHER INFORMATION
                                                    OCTOBER 31, 2007 (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that are used by the Investment Advisor to vote proxies relating to the Funds' portfolio securities will be available (1) without charge, upon request, by calling 1-866-DRAKEFUNDS; and (2) in the Funds' Statement of Additional Information available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the Investment Advisor votes these proxies will be available by calling the same number and on the Commission's website. The Trust has filed its proxy voting report on Form N-PX on August 29, 2007 covering the Fund's proxy voting records for the 12-month period ending June 30, 2007, which is available (1) without charge, upon requests by calling 1-866-DRAKEFUNDS and
(2) on the commission's website at http://www.sec.gov.

QUARTERLY PORTFOLIO OF INVESTMENTS
The Funds' Schedule of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q and is available on the Security Exchange Commission's website at http://www.sec.gov. Additionally, the Funds' forms N-Q, including their respective Schedule of Investments, may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Funds' Form N-Q, including the Schedule of Investments, is available without charge, upon request, by calling 1-866-DRAKEFUNDS.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                                         SHAREHOLDER FEE EXAMPLE
                                                                     DRAKE CLASS

EXAMPLE
As a holder of Drake Class Shares of the Funds, you incur two types of costs:
(1) transaction costs; and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investment in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the one-half year period ended October 31, 2007.

ACTUAL EXPENSES
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expense you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those applicable transactional costs were included, your costs would have been higher.

                 BEGINNING          ENDING         EXPENSES
               ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING
ACTUAL           5/01/2007        10/31/2007      THE PERIOD
------         -------------    -------------    -----------
Total Return
  Fund             $1,000         $1,021.08         $2.19*
Low Duration
  Fund              1,000          1,022.21          2.19**



                 BEGINNING      ENDING ACCOUNT      EXPENSES
               ACCOUNT VALUE         VALUE        PAID DURING
HYPOTHETICAL     5/01/2007        10/31/2007       THE PERIOD
------------   -------------    --------------    -----------
Total Return
  Fund             $1,000          $1,023.04         $2.19*
Low Duration
  Fund              1,000           1,023.04          2.19**


 * Expenses are equal to the Funds' annualized net expense ratio of 0.43% multiplied by the average account value over the period multiplied by 184/365 to reflect the one-half year period.

** Expenses are equal to the Funds' annualized net expense ratio of 0.43%
   multiplied by the average account value over the period multiplied by 184/365 to reflect the one-half year period.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                    INFORMATION CONCERNING TRUSTEES AND OFFICERS
                                                                     (UNAUDITED)

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
NAME, ADDRESS                                         PRINCIPAL OCCUPATION(S)        COMPLEX            OTHER
AND            POSITION(S) HELD   LENGTH OF TIME            DURING PAST            OVERSEEN BY   DIRECTORSHIPS HELD
YEAR OF BIRTH     WITH TRUST         SERVED(1)               FIVE YEARS              TRUSTEE         BY TRUSTEE
-------------  ----------------   --------------   -----------------------------   -----------   ------------------

INDEPENDENT
  TRUSTEES:
Kevin          Trustee and        Since 12/2004    Private Investor and Business        3               None
Hennessey      Chairman                            Consultant, Partner,
c/o Drake                                          KV Partners LLC (a consulting
Capital                                            firm)
Management,
LLC.
600 Madison
Avenue,
16(th) Floor,
New York
Year: 1948

Janice         Trustee            Since 12/2004    Chief Financial Officer and          3               None
Brennan                                            Business Manager, Falcon
c/o Drake                                          Management Corporation (an
Capital                                            investment firm)
Management,
LLC.
600 Madison
Avenue,
16(th) Floor,
New York
Year: 1971

Thomas Willis  Trustee            Since 12/2004    Attorney and Partner, Remcho,        3               None
c/o Drake                                          Johansen & Purcell
Capital
Management,
LLC.
600 Madison
Avenue,
16(th) Floor,
New York
Year: 1965


--------


(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                 IN FUND
                                                             PRINCIPAL OCCUPATION(S) DURING      COMPLEX            OTHER
NAME, ADDRESS AND      POSITION(S) HELD   LENGTH OF TIME                  PAST                 OVERSEEN BY   DIRECTORSHIPS HELD
YEAR OF BIRTH             WITH TRUST         SERVED(1)                 FIVE YEARS                TRUSTEE         BY TRUSTEE
-----------------     -----------------   --------------   ---------------------------------   -----------   ------------------

INTERESTED TRUSTEE:

Steven Luttrell(2)    Trustee President   Since 10/2004    Co-Founder and Chief Operating             3             None
c/o Drake Capital     and Principal                        Officer of the Advisor. Formerly
Management, LLC.      Executive Officer                    a Director at Blackrock Inc.
660 Madison Avenue,
16(th) Floor,
New York,
Year: 1965

OTHER OFFICER:
Stacey Feller         Vice President,     Since 10/2004    Managing Director and Chief             None             None
c/o Drake Capital     Treasurer and                        Financial Officer of the Advisor.
Management, LLC.      Principal                            Formerly an audit manager at
660 Madison Avenue,   Financial Officer                    Ernst & Young.
16(th) Floor,
New York,
Year: 1974

Christopher Appler    Secretary and       Since 12/2004    Managing Director, Chief Legal          None             None
c/o Drake Capital     Chief                                Officer and Chief Compliance
Management, LLC.      Compliance                           Officer of the Advisor. Formerly
660 Madison Avenue,   Officer                              Chief Legal Officer of NISA
16(th) Floor,                                              Investment Advisors, LLC.
New York,
Year: 1968

Bernard Bresnahan     Assistant           Since 12/2004    Managing Director and Head of           None             None
c/o Drake Capital     Treasurer and                        Operations of the Advisor.
Management, LLC.      Assistant                            Formerly an Officer of State
660 Madison Avenue,   Secretary                            Street Bank and Trust.
16(th) Floor,
New York,
Year: 1972


--------

(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Luttrell is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Trust's Investment Advisor.

     The Statement of Additional Information includes additional information about the trustees and is available, with out charge, upon request, by calling 1-866-DRAKEFUNDS.

     The following table shows the aggregate remuneration paid by the Trust to the independent trustees of the Trust during the period covered by this report. The interested trustee and the other officers of the Trust received no remuneration from the Trust.

NAME                               REMUNERATION PAID
----                               -----------------
Kevin Hennessey                         $ 7,500
Janice Brennan                            7,500
Thomas Willis                             7,500
                                        -------
All Independent Trustees, as a
group                                   $22,500
                                        =======


-------------------------------------------------------------------------------
DRAKE FUNDS TRUST


SERVICE PROVIDERS                               TRUSTEES AND OFFICERS

INVESTMENT ADVISOR:                             TRUSTEE AND CHAIRMAN
DRAKE CAPITAL MANAGEMENT, LLC                   Kevin Hennessey
660 Madison Avenue, 16th Floor
New York, NY 10065                              TRUSTEE
                                                Janice Brennan
DISTRIBUTOR:
ALPS DISTRIBUTORS, INC.                         TRUSTEE
1290 Broadway, Suite 1100                       Thomas Willis
Denver, CO 80203
                                                TRUSTEE, PRESIDENT AND
CUSTODIAN AND ACCOUNTING AGENT:                 PRINCIPAL EXECUTIVE OFFICER*
STATE STREET BANK AND TRUST COMPANY             Steven Luttrell
2 Avenue de Lafayette
Boston, MA 02111                                VICE PRESIDENT, TREASURER AND
                                                PRINCIPAL FINANCIAL OFFICER
FUND ADMINISTRATOR:                             Stacey Feller
STATE STREET BANK AND TRUST COMPANY
2 Avenue de Lafayette                           SECRETARY AND
Boston, MA 02111                                CHIEF COMPLIANCE OFFICER
                                                Christopher Appler
TRANSFER AGENT:
ALPS MUTUAL FUNDS SERVICES, INC.                ASSISTANT SECRETARY AND
1290 Broadway, Suite 1100                       ASSISTANT TREASURER
Denver, CO 80203                                Bernard Bresnahan

INDEPENDENT REGISTERED PUBLIC                   *Interested Trustee
ACCOUNTING FIRM:
PRICEWATERHOUSECOOPERS LLP                      INVESTMENT MANAGER
PricewaterhouseCoopers Center                   Drake Capital Management, LLC
300 Madison Avenue                              660 Madison Avenue, 16th Floor
New York, NY 10017                              New York, NY, 10065

LEGAL ADVISORS:                                 Registered Investment Adviser
KATTEN MUCHIN ROSENMAN                          with the SEC
525 West Monroe Street
Chicago, IL 60661-3693

TELEPHONE (TOLL-FREE):                           1-866-372-5338

U.S. MAIL:                                       DRAKE FUNDS

                                                 c/o ALPS Distributors, Inc.

                                                 1290 Broadway, Suite 1100

                                                 Denver, CO 80203

EMAIL:                                           drakefunds@drakemanagement.com

INTERNET:                                        http://www.drakefunds.com


The Drake Funds are distributed by ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, www.alpsinc.com, 1-866-383-6273.

Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds' prospectus. Please read the prospectus carefully before you invest or send money.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

The credit quality of the investments in the Funds' portfolios does not apply to the stability or safety of the Funds.



                                                              (DRAKE FUNDS LOGO)

Item 2. CODE OF ETHICS

     The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officers, Principal Financial Officer, and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments during the period covered by this report. The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver. A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officer is filed pursuant to Item 12(a)(1) below.



Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

Ms. Janice Brennan is the audit committee financial expert and she is "independent" for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - Audit fees billed for the registrant for the last two fiscal years are described in the table below. These amounts represent aggregate fees billed by the registrants' independent accountant, PricewaterhouseCoopers LLP ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the statutory and regulatory filings.

                  Fund                   2006                 2007

         Total Return Fund               $35,000              $37,500

         Low Duration Fund               $35,000              $37,500


(b) Audit-Related Fees - There were no additional fees billed in the fiscal years ended October 31, 2006 and 2007 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c) Tax Fees - The tax fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are described in the table below. These services were for the completion of each fund's federal, state, and excise tax returns.

                  Fund                      2006              2007

         Total Return Fund                  $8,100            $9,000

         Low Duration Fund                  $8,100            $9,000


(d) All Other Fees - There were no other fees billed by the Accountant, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1) The registrant's board of trustees pre-approved the engagement of the Accountant for the last two fiscal years at a meeting of board of trustees called for such purpose and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

        (2) There were no services as described in each of paragraph (b) through
(d) of this Item that were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not Applicable.

(g) There were no non-audit fees billed by the Accountant for services rendered to the registrant, the registrant's investment advisers, or any other entity controlling, controlled by, or under common control with the registrant's investment advisers.

(h)     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     A copy of the schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to stockholders filed under Item 1 of this Form N-CSR.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not Applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not Applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not Applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officers and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith as
Exhibit 12.(a)(1).

(a)(2) Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3) Not applicable.

(b) Certifications required by Item 12.(b) of Form N-CSR are filed herewith as
Exhibit 12.(b).

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Drake Funds Trust

By: /s/ Steven J. Luttrell
    ----------------------
Name: Steven J. Luttrell
Title: President & Principal Executive Officer
Date: January 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Steven J. Luttrell
    ----------------------
Name: Steven J. Luttrell
Title: President & Principal Executive Officer
Date: January 9, 2007

By: /s/ Stacey Feller
    ----------------------
Name: Stacey Feller
Title: Vice President, Treasurer & Principal Financial Officer
Date: January 9, 2007